SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):

                                 April 28, 2003

                            LIFEPOINT HOSPITALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                      0-29818                     52-2165845
 ----------------         ------------------------      ----------------------
 (State or Other          (Commission File Number)         (I.R.S. Employer
 Jurisdiction of                                        Identification Number)
  Incorporation)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not applicable
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

                           None required

         (b) Pro forma financial information.

                           None required

         (c) Exhibits.

          99   Copy of press release issued by the Company on April 28, 2003.

Item 9. Regulation FD Disclosure. (Information furnished in this Item 9 is furnished under Item 12).

         LifePoint Hospitals, Inc. (the "Company") issued a press release on April 28, 2003. The press release announced that the Company reported first quarter 2003 results and the authorization of a Share Repurchase Program. See the press release attached as Exhibit 99.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LIFEPOINT HOSPITALS, INC.


                                            By:   /s/Michael J. Culotta
                                                -------------------------------
                                                Michael J. Culotta
                                                Senior Vice President and
                                                Chief Financial Officer



Date:    April 28, 2003




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                                  EXHIBIT INDEX

Exhibit
Number        Description of Exhibits
-------       -----------------------

  99          Copy of press release issued by the Company on April 28, 2003.